UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2021

NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6655 Peachtree Dunwoody Road,
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)
(770) 418-7000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On February 12, 2021 Newell Brands Inc. (the “Company”) issued a press release including additional financial information to report the Company’s earnings for the quarter and year ended December 31, 2020, which is attached to this report as Exhibit 99.1.

In connection with the Company’s realignment of the management of its Cookware business, effective January 1, 2021, with the Business Unit CEO of Food assuming full responsibility for Cookware, it has prepared supplementary financial information, attached hereto as Exhibit 99.2, to provide investors comparative financial results for each of the five segments in prior periods. The Company has recasted its Sales, Operating Income (Loss) and Adjusted Operating Income (Loss) by segment for each quarter and for full year 2020.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated February 12, 2021, issued by Newell Brands Inc. and Additional Financial Information
99.2	Recasted Sales, Operating Income (Loss) and Adjusted Operating Income (Loss) by Segment for each quarter and the full year 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: February 12, 2021	By:	/s/ Christopher H. Peterson
Christopher H. Peterson
Chief Financial Officer & President, Business Operations

Exhibit 99.1
NEWELL BRANDS INC.

Press Release, dated February 12, 2021 issued by Newell Brands Inc., and Additional Financial Information
Exhibit 99.2
NEWELL BRANDS INC.

Recasted Sales, Operating Income (Loss) and Adjusted Operating Income (Loss) by Segment for each quarter and the full year 2020
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